UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2020

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	KNL	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2020, the Board of Directors of Knoll, Inc. (the “Company”) voted to increase the size of the Company’s Board of Directors from ten members to eleven members and appointed Jeffery Henderson to serve as a director of the Company. Mr. Henderson will serve as a Class II director until the Company’s 2021 Annual Meeting of Stockholders.

Mr. Henderson, age 47, is the founder and creative director of AndThem, a New York-based global creative agency focused on product design, engineering, content creation and strategy. Prior, Mr. Henderson held a range of creative and managerial roles in the footwear industry, including Footwear Design Director for Nike Sportswear and Innovation Director for Cole Haan. Mr. Henderson holds a graduate degree from Georgia Institute of Technology.

As a non-employee director, Mr. Henderson is entitled to participate in the Knoll, Inc. Non-Employee Director Compensation Plan (the “Plan”), pursuant to which he will receive an annual fee of $50,000 and an annual grant of restricted shares with a fair market value of $90,000, to be granted on the third trading day after the Annual Meeting of Stockholders. For his first year of service on the Board, Mr. Henderson will receive a partial grant of restricted shares under the Plan on a pro-rata basis, effective the third trading day after the public release of the Company’s results for the third quarter.

On October 16, 2020, the Company issued a press release announcing the appointment of Mr. Henderson to the Company’s Board of Directors. For additional information regarding Mr. Henderson, please see the press release which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
EX 99.1	Press Release of Knoll, Inc., dated October 16, 2020
EX 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: October 19, 2020	By:	/s/ Michael A. Pollner
Michael A. Pollner
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary